UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

425 Eagle Rock Ave, Suite 403 Roseland, NJ (Address of principal executive offices)	07068 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock	MLSS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Milestone Scientific Inc. (the “Company”) was held on June 11, 2021. At the Annual Meeting, the Company’s stockholders:

●	Elected six incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;
●	Approved an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 85,000,000 to 100,000,000;
●	Approved the Company’s Amended and Restated 2020 Equity Incentive Plan; and
●	Approved, on an advisory basis, the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

Proposal 1	FOR	WITHHELD	Broker Non-Votes
LESLIE BERNHARD	25,182,027	7,147,844	15,968,347
LEONARD OSSER	31,307,734	1,022,137	15,968,347
LEONARD SCHILLER	24,693,122	7,636,749	15,968,347
MICHAEL MCGEEHAN	25,903,807	6,426,064	15,968,347
GIAN DOMENICO TROMBETTA	31,307,741	1,022,130	15,968,347
NEAL GOLDMAN	25,396,794	6,933,077	15,968,347

Proposal 2	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Approval of an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 85,000,000 to 100,000,000	45,785,075	2,392,953	120,190

Proposal 3	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Approval of the Company’s Amended and Restated 2021 Equity Incentive Plan	23,845,449	8,443,425	40,997	15,968,347

Proposal 4	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Advisory approval of Friedman LLP as the Company’s independent auditors for the 2021 fiscal year	47,744,399	307,402	246,417

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.
Dated: June 17, 2021	By:	/s/ Scott L. Kahn
Scott L. Kahn
Chief Financial Officer